NAME OF REGISTRANT
TEMPLETON EMERGING MARKETS FUND
File No. 811-04985

EXHIBIT ITEM: Copies of any material amendments to the registrant's charter or by-laws

Amendment Dated October 23, 2018 to the By-Laws of
Templeton Emerging Markets Funds Dated May  13, 2004



WHEREAS, Article VIII, Section 2 of the By-Laws provides that the By-Laws may be amended by the Board of Trustees; and

WHEREAS, by resolution dated October 23, 2018, the Board authorized the By-Laws to be amended as set forth below.

NOW, THEREFORE, the By-Laws are hereby amended as follows:

The first sentence of the second paragraph  of Article II,
Section  5 is replaced  in  its entirety as   follows:

When  any Shareholders'  meeting  is adjourned to another
time or place, notice need not be given    of the adjourned
meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless after the adjournment, a new record date is fixed for the adjourned meeting, or unless the adjournment is for more than one hundred twenty (120) days after the date of the original meeting, in which case, notice shall be given to each Shareholder ofrecord entitled to vote at the adjourned meeting in accordance with the provisions of Sections 3 and 4 of this Article II.

Adopted and approved as of October 23, 2018 pursuant to authority delegated by the Board.


/s/ Lori Weber

Lori A. Weber
Vice President & Secretary